Highly Confidential – Contains Information Subject to Confidentiality Agreements Lender Presentation February 2019 NYSE: HZN 1

Highly Confidential – Contains Information Subject to Confidentiality Agreements Forward-Looking Statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained herein speak only as of the date they are made and give our current expectations or forecasts of future events. These forward-looking statements can be identified by the use of forward-looking words, such as “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan” or other comparable words, or by discussions of strategy that may involve risks and uncertainties. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which could materially affect our business, financial condition or future results including, but not limited to, risks and uncertainties with respect to: the Company’s ability to regain compliance with the NYSE’s continued listing standards and maintain such compliance; the Company’s leverage; liabilities imposed by the Company’s debt instruments; market demand; competitive factors; supply constraints; material and energy costs; technology factors; litigation; government and regulatory actions, including the impact of any tariffs, quotas or surcharges; the Company’s accounting policies; future trends; general economic and currency conditions; various conditions specific to the Company’s business and industry; the spin-off from TriMas Corporation; the success of our Action Plan, including the actual amount of savings and timing thereof; risks inherent in the achievement of cost synergies and timing thereof in connection with the Westfalia acquisition, including whether the acquisition will be accretive; the Company’s ability to promptly and effectively integrate Westfalia; the performance and costs of integration of Westfalia; the timing and amount of repurchases of the Company’s common stock, if any; and other risks that are discussed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The risks described herein are not the only risks facing our Company. Additional risks and uncertainties not currently known to us or that we currently deemed to be immaterial also may materially adversely affect our business, financial position and results of operations or cash flows. We caution readers not to place undue reliance on such statements, which speak only as of the date hereof. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. NYSE: HZN 2

Highly Confidential – Contains Information Subject to Confidentiality Agreements Note on Financial Measures “Adjusted EBITDA” as used in this presentation represents net income plus interest, income taxes, depreciation, amortization, factoring charges, discounting fees for vendor financing, non-cash expense (including impairment charges, gains or losses on asset sales, and stock compensation expense), origination costs associated with this transaction and prior financing transactions, and any extraordinary or non-recurring costs. Adjusted EBITDA in this presentation is not equal to Consolidated EBITDA as defined in the Term Loan B Credit Agreement, as amended. Revenue and Cost of Sales for the forecast period excludes both the recently imposed 10% and the pending increase to 25% tariff on imports from China to the United States. The Company has passed on the impact of the 10% and announced it will pass on the impact of the 25% tariff in full which would result in an increase in both revenue and costs of sales and no change to gross margin or EBITDA. 2018 financial information subject to year-end audit adjustments and completion of tax provision. NYSE: HZN 3

Highly Confidential – Contains Information Subject to Confidentiality Agreements Table of Contents I. Executive Summary II. Company Overview III. Situation Overview IV. Segment Overview V. Q4 2018 Supplement NYSE: HZN 4

Highly Confidential – Contains Information Subject to Confidentiality Agreements I. Executive Summary

Highly Confidential – Contains Information Subject to Confidentiality Agreements Company Background • Horizon Global Corporation (“Horizon Global” or “Company”) is a global market leader in the design, manufacture and distribution of high quality, custom-engineered towing, trailering, cargo management and other related accessory products – Horizon Global was formed through a spin-off of the Cequent businesses from TriMas Corporation completed June 30, 2015 • The Company has a diverse footprint, serving the Original Equipment Manufacturer (“OEM”), Original Equipment Supplier (“OES” and collectively with OEM, “OE”), Automotive Aftermarket (“Aftermarket”), and Retail / E-Commerce (“Retail”) end markets – The end markets for the Company’s products continue to grow, driven by increasing shifts in production mix of light trucks, SUVs, CUVs, (relative to other light vehicles) and expanded leisure activity – Over the past decade, annual domestic light truck sales have increased by over 120%(1) • Horizon Global’s primary customers include top blue-chip companies, including: – OE: BMW, Volkswagen, Mercedes Benz, and Ford – Aftermarket: U-Haul, Tractor Supply Company, Redneck Trailer Supplies, LKQ, and Keystone RV – Retail: Amazon, AutoZone, and The Home Depot • Horizon Global operates through 3 geographic segments – Americas, Europe-Africa, and Asia-Pacific (“APAC”), providing economic diversity, access to global technology and innovation, and global automotive platforms – Americas: Recently completed its Americas Action Plan and stabilized issues arising out of the Kansas City distribution center, positioning the segment for increased profitability – Europe-Africa: Recently installed management team is diligently addressing issues to restore Europe-Africa to profitable growth; turnaround efforts are underway, with minimal capital required in the near-term to implement – APAC: 60+ year history with strong market positions in Australia, New Zealand, and Thailand; remains a stable and key contributor to the Company’s profitability Note: (1) According to Federal Reserve Economic Data as of December 2018 NYSE: HZN 6

Highly Confidential – Contains Information Subject to Confidentiality Agreements

Key Events Leading Up to Today

HORIZON GLOBAL

- **Horizon Global has recently experienced operational challenges as a result of increased material costs, as well as impacts from certain initiatives of prior management that materialized unfavorably, including (among others):**
  - **Americas:** Consolidation of the South Bend and Dallas distribution centers into a new Kansas City facility
  - **Europe-Africa:** Acquisition of Westfalia and subsequent realignment of the Witter (United Kingdom) and Monoflex (Sweden) manufacturing facilities primarily into Romania

Key Events Leading Up to Today

2H 2015	2016	2017	2018

Key event(s) impacting Americas

Key event(s) impacting Europe-Africa

HORIZON GLOBAL June 2015

June 2015: Horizon Global formed through spin-off from TriMas

August 2015: Carl Bizon (President of APAC & Europe-Africa at the time) departs from Horizon Global after 8 year tenure

October 2016: Horizon Global completes acquisition of WESTFALIA

Q2 – Q4 2017: Horizon Global begins initiative to consolidate the South Bend and Dallas distribution centers into a new Kansas City facility

Q3 – Q4 2017: Horizon Global closes manufacturing facilities in Witter (U.K.) to move production to Romania-Brasov (legacy Westfalia facility)*

December 2017: Horizon Global announces acquisition of Brink Group

January 2018: Carl Bizon rejoins Horizon Global as President of Americas

March 2018: President Trump issues Section 232 tariffs on imported steel and aluminum, putting upward pressure on material costs

May 2018: Promoted Carl Bizon (former President of APAC and Americas) to Interim CEO following the departure of Mark Zeffiro

May – August 2018: Kansas City unable to handle peak seasonal volume resulting in ~$26 million past due orders

June 2018: Horizon Global announces mutual agreement with H2 to terminate the Brink transaction

July 2018: Liquidity and operational challenges cause Horizon Global to raise $50 million of new Term Loan and amend financial covenants

August 2018: Management team changed for Europe-Africa

September 2018: Kansas City shipments exceed prior combined facilities and past due orders decline to ~$8 million

October 2018: Carl Bizon named permanent CEO and Brian Whittman (A&M) named interim CFO following the departure of David Rice

November 2018: Horizon Global releases Q3 2018 earnings; Announces anticipation of breaching financial covenants in March 2019 due to ongoing challenges experienced following the July 2018 financing

2019

** Monoflex (Sweden) closure / transfer to Romania occurred in late 2016 / early 2017*

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Highly Confidential – Contains Information Subject to Confidentiality Agreements Preliminary FY 2018 Results Americas Europe-Africa APAC Revenue Adjusted EBITDA Revenue Adjusted EBITDA Revenue Adjusted EBITDA ($ in millions) (11%) (1%) 7% $440 (55%) $391 $326 $323 $136 5% $57 $127 (96%) $26 $25 $26 $17 $1 2017A 2018E 2017A 2018E 2017A 2018E 2017A 2018E 2017A 2018E 2017A 2018E Illustrative Adjusted EBITDA Bridge: Estimated 2017 to 2018 ($ in millions) Commentary $100 1 $90 • Primarily driven by rising input costs (commodity -31 prices, freight costs, labor costs in Kansas City), $80 capacity shortfalls in Kansas City, inventory stock $81 outs due to liquidity constraints and stretched $70 working capital 1 $60 2• Primarily driven by continued start-up inefficiencies -16 in Romania, including capacity constraints and $50 supply chain management issues, inventory stock 2 outs due to the loss of trade credit insurance, $40 +1 -1 management turnover, and severance costs 3 4 $30 $34 3• APAC remained stable $20 4• Corporate Adj. EBITDA was essentially flat going $10 from -$17.9 million to -$18.6 million $0 2017A Adj. Americas Europe-Africa APAC Corporate / 2018E Adj. EBITDA Other EBITDA NYSE: HZN 8

Highly Confidential – Contains Information Subject to Confidentiality Agreements

Americas Update

HORIZON GLOBAL

- **2018 was shaped by the consolidation of Retail / Aftermarket distribution centers in late 2017, which significantly impacted both revenues and costs**

Americas Update

Key 2018 Challenges

- **Rising Material Costs:** Commodity prices, in particular steel prices, rose rapidly in the beginning of 2018 following the implementation of Section 232 tariffs
- **Labor and Retention Issues:** Competitive labor market in Kansas City created initial retention issues (creating delays in training / ramp up of facilities), as well as higher wages than originally anticipated
- **Rising Freight Costs:** U.S. economic performance and trucking shortage put upward pressure on freight costs
- **Product Availability Issues:** Capacity shortfalls in Kansas City (due to delayed ramp up / labor shortages) and shipment errors negatively impacted sales volumes
  - Direct imports from China were also constrained as a result liquidity issues in Q2 2018
- **Significant Non-Recurring Costs:** Foregoing issues and the organizational restructuring also resulted in heightened one-time charges (including extra overtime, vendor penalties, severance, and facility closure costs)

Key Initiatives Implemented

- ☑ **Kansas City Stabilized:** Distribution capacity issues experienced at the Kansas City facility were resolved at the end of Q3 2018
  - Distribution volumes at Kansas City now exceed historical levels at South Bend and Dallas combined (pre-consolidation)
- ☑ **Organizational Restructure Completed:** In order to reduce costs and better align the organization, the Company consolidated its offices in Mosinee and Solon into its Plymouth headquarters
  - 111 reduction in salaried workforce anticipated to provide ~$12 million/year of go-forward run-rate savings
- ☑ **Price Increases:** Price increases tied to tariffs on imports from China implemented November 2018

Key Go-Forward Opportunities

- **Pricing Optimization:** Current environment with tariffs and wide-spread price increases across multiple sectors provides opportunity for Horizon Global to implement pricing strategy to recapture lost margins
  - Company's ability to raise prices in 2018 was impaired due to product availability issues (which have now been fully resolved)
  - Increases announced in November 2018 effective February 1, 2019
- **Steel Price Moderation:** Steel prices have begun to moderate leading in 2019
  - According to Bloomberg as of February 2019, domestic hot-rolled coil steel futures prices for Q1 2019 were down ~13% relative to Q4 2018 levels
- **Kansas City Efficiencies:** While distribution at Kansas City is now stabilized, current cost structure provides incremental opportunities for cost-reductions over time as warehouse management systems improve
  - Implementation of automation storage retrieval system ("ASRS") anticipated to further improve efficiencies and drive cost reductions

Americas has recently completed its Americas Action Plan and stabilized issues arising out of the Kansas City distribution center, positioning the segment for future profitability

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Highly Confidential – Contains Information Subject to Confidentiality Agreements

Europe-Africa Update

HORIZON GLOBAL

- **The acquisition of Westfalia – a low profit business – combined with prior management's efforts to move manufacturing to low cost countries led to significant supply chain and logistics issues**

Europe-Africa Update

Key 2018 Challenges

- **Manufacturing Inefficiencies:** Closure of the United Kingdom and Sweden facilities and consolidation of manufacturing into Romania created significant inefficiencies, contributing to lower production volumes, and increased material and transportation costs
  - Poorly executed transition, and Romania location limited cost-efficient access to steel supply, paintline, and tier 2-3 suppliers
- **OE Margins Suffered:** Price give backs over life of contracts and delays in ability to pass on commodity cost increases impacted margins
- **Inventory Stock Outs:** Due to insufficient pre build of inventory and delays in commissioning parts in the receiving facility, Company could not meet aftermarket demand season
- **Rising Material Costs:** Increases in commodity prices constrained margins
  - Prior leadership failed to pass on price increases

Key Initiatives Implemented

- ☑ **Romania Stabilization Underway:** Volume throughput issues created from transition of manufacturing into Romania resolved
  - Local steel supply has been secured (previously imported from United Kingdom)
  - Substantial work underway to localize tier 2-3 suppliers
- ☑ **Reduction in Headcount:** Reduction in headcount at the Rheda-Wiedenbrück facility implemented – anticipated to provide ~$2 million/year of go-forward run-rate savings
- ☑ **New Leadership:** Jason Kieseker, President of APAC, recently had role expanded to also include Europe-Africa, and Paddy Enright was appointed Division Finance Officer of Europe-Africa
  - Jason Kieseker and team are deeply familiar with the Europe-Africa operations from tenure prior to TriMas spin-off, and are diligently working on turnaround efforts
  - Organizational structure change in process to focus function into geography and channels

Key Go-Forward Opportunities

- **Restore Aftermarket Product Mix:** Stabilization of Romania provides Company the opportunity to regain its Aftermarket sales volume (with higher margins)
  - The Aftermarket retractable product range is planned to launch in Q3 2019
  - Westfalia detachable technology remains a market leader
- **OE:** Auto OE volumes are expected to grow due to new programs and increased volumes from European manufacturers
- **Streamline Logistics:** Negotiating freight and warehousing contracts in process to streamline logistics and reduce volumes and costs
- **In-house Paintline:** Build out of in-house paintline (which is currently outsourced at a premium rate) may provide opportunity for significant cost savings
  - However, requires incremental investment
  - Incremental investment cost (and any benefit) not included in current business plan

Recently installed management team is diligently addressing issues to restore Europe-Africa to profitable growth; turnaround efforts are underway, with minimal capital required in the near-term to implement

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Highly Confidential – Contains Information Subject to Confidentiality Agreements

FY 2019 Outlook

HORIZON GLOBAL

Americas

Revenue | Adjusted EBITDA

($ in millions)



10%
$391
$428
2018E
2019E
75%
$26
$45
2018E
2019E

Europe-Africa

Revenue | Adjusted EBITDA



4%
$323
$336
2018E
2019E
NM
$1
$10
2018E
2019E

APAC

Revenue | Adjusted EBITDA



1%
$136
$138
2018E
2019E
(3%)
$26
$25
2018E
2019E

Illustrative Adjusted EBITDA Bridge: Estimated 2018 to 2019

($ in millions)



$70
$60
$50
$40
$30
$20
$10
$0
$34
+19
1
+10
2
-1
3
-3
4
$59
2018E Adj. EBITDA
Americas
Europe-Africa
APAC
Corporate / Other
2019E Adj. EBITDA

Commentary

1. Primarily driven by recapture of commodity price increases, pricing optimization, full-year effect of Kansas City operating at property capacity and continued operational efficiencies, freight management optimization, and full-year effect of organizational restructuring
2. Primarily driven by procurement savings, improvements in supply chain efficiency, reduction in freight costs, new product launches, stabilized Aftermarket supply, and additional volumes in Auto OE and E-Commerce
3. APAC anticipated to remain stable
4. Corporate Adj. EBITDA declines from -$18.6 million to -$21.3 million due to assumed annual bonus (none earned in 2018), full year CEO cost, and inflationary cost increases

NYSE: HZN

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Highly Confidential – Contains Information Subject to Confidentiality Agreements New Money Financing Need • Horizon Global is seeking a $50 million financing to bridge to its business plan supported by key operational improvements that are underway in the Americas and maintaining status quo in APAC with strategic opportunities for growth, while Europe-Africa continues its turnaround efforts – The proceeds from the $50 million financing will be used to “rightsize” working capital, reset the ABL, and provide the Company with sufficient cash on hand to execute its 2019 business plan – The bridge financing is critical to stabilize operations in order to achieve the Company’s 2019 budget and best position Horizon Global for a refinancing as debt maturities approach as early as 2020 – As part of the transaction, Horizon Global will require waiver(s) / amendment(s) of certain covenants in its ABL and term loan credit agreements NYSE: HZN 12

Highly Confidential – Contains Information Subject to Confidentiality Agreements II. Company Overview

Highly Confidential – Contains Information Subject to Confidentiality Agreements Key Investment Highlights Diverse footprint allows for both global innovation and local execution Deep long-standing customer relationships #1 Recognized brands in numerous markets Broad product portfolio across towing, trailering and cargo management applications Operational improvements identified in the Americas and Europe-Africa and well underway Favorable industry dynamics with positive end markets and attractive positioning Credentialed management team with global experience NYSE: HZN 14

Highly Confidential – Contains Information Subject to Confidentiality Agreements

Horizon Global Overview

HORIZON GLOBAL

Key Highlights

- Formed following a spin-off from TriMas Corporation completed June 30, 2015
- **Headquarters:** Troy, MI
- **Employees:** ~4,200 global employees
- **Geographic Segments:** Americas, Europe-Africa, APAC
- **Sales Channels:** OE, Aftermarket, Retail
- **Globally Recognized Brands:** 14+

2018E Revenue

($ in millions)



$850
$323
$136
$391
Europe-Africa
APAC
Americas

2018E Adjusted EBITDA



$34
$1
$26
$26
($19)
Europe-Africa
APAC
Americas
Corporate

Go-To-Market Strategy



Supply Chain
Global, Local Suppliers
Products
Towing
Trailering
Cargo Mgmt.
Other
Segments
Horizon Americas
Horizon Europe-Africa
Horizon APAC
Channels
OE
Aftermarket
Retail
OE
Aftermarket
OE
Aftermarket
Retail
End Users



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Highly Confidential – Contains Information Subject to Confidentiality Agreements Horizon Global Overview (Continued) Revenue by Geography(1) Revenue by Product Type(1) Revenue by End Market(1) 2% 1% 2% 8% 6% 9% 20% 8% 45% 47% 16% 69% 32% 36% (3) Africa Other Americas Cargo Management Other Other Retail Asia Australia (2) Europe U.S. Trailering Towing Aftermarket OE Commentary Commentary Commentary • Market leader in North America • Broadest product set available • Balanced portfolio of well- and Australia • Market-leading brands and established brands serving each • Footprint established to serve products channel major global markets • Flexibility to serve current and • Leverage existing product sets emerging transportation trends and customer relationships for global growth Market Leading Portfolio Brands Notes: (1) Based on FY 2018E figures (2) Includes Industrial revenue (3) Includes E-Commerce revenue NYSE: HZN 16

Highly Confidential – Contains Information Subject to Confidentiality Agreements Horizon Global’s Worldwide Footprint Map of Global Presence Horizon Global’s diverse product portfolio, global scale, and capabilities provide a unique value proposition to customers NYSE: HZN 17

Highly Confidential – Contains Information Subject to Confidentiality Agreements

Horizon Global's Broad Customer Base(1)

HORIZON GLOBAL

OE Revenue Share


47%

Select Customers

TOYOTA, Ford, SUBARU, GM, PORSCHE, VW, BMW, RENAULT, Mercedes-Benz

Aftermarket Revenue Share(2)


32%

Select Customers

U-HAUL, Redneck Trailer Supplies, Nordic Forum, STAHLGRUBER, LKQ, TROST Auto Service Technik

Retail Revenue Share(3)


20%

Select Customers

amazon, etrailer.com, AutoZone, Lowe's, O'Reilly Auto Parts, Tractor Supply Co, The Home Depot

Horizon Global's diverse sales channels drive an extended product lifecycle and addressable market. Participation in multiple, relevant channels adds to revenue base, while diversifying risk

Notes:
(1) Based on FY 2018E figures; excludes revenue from Other channels (~2% of revenue)
(2) Includes Industrial revenue
(3) Includes E-Commerce revenue

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Highly Confidential – Contains Information Subject to Confidentiality Agreements

Management Team

HORIZON GLOBAL

Overview of Senior Leadership Team



Carl Bizon, ***President & CEO – Horizon Global Corporation***

- Named President and CEO in October 2018
- Previously served as President of Horizon Americas
- 8 years of senior leadership experience at TriMas running the Cequent Asia-Pacific and Europe-Africa businesses
- Former CEO of Jayco Corporation
- **20+ years of experience**



Brian Whittman, ***Interim CFO – Horizon Global Corporation***

- Managing Director in Alvarez & Marsal's Restructuring practice with 20+ years of experience
- Significant turnaround advisory experience
- CRO of UCI International in 2016
- Interim CFO of PSAV from 2014 – 2015
- Previously spent 7 years in restructuring at a Big 5 firm



Jay Goldbaum, ***General Counsel – Horizon Global Corporation***

- Named General Counsel, Chief Compliance Officer, and Corporate Secretary in June 2015
- Joined TriMas in 2012 as legal counsel with a variety of responsibilities
- Former associate in the corporate and litigation practice of Jaffe, Raitt, Heuer & Weiss, P.C.

Augmented by Proven Partners at the Division-Level



James Tindell, ***Division Finance Officer & Interim President, Americas***

- Appointed interim President of the Americas business in May 2018 following Carl Bizon's promotion
- Over 15 years of finance and operations experience with large multinational companies such as Black & Decker, Newell Brands, PPG Industries, and Principal Financial Group



Jason Kieseker, ***President & Managing Director, Europe-Africa and Asia-Pacific***

- Previously served as Regional Vice President and Managing Director of APEA
- Served as General Manager of Cequent's Thailand business and APEA Sales & Marketing Director
- Began career at Hayman Reese in 2001 as Engineering Director



Paddy Enright, ***Vice President of Finance, Europe-Africa and Asia-Pacific***

- 35+ years of experience in accounting, financial leadership, mergers and acquisitions, and international operations
- Prior to Horizon, Paddy held senior finance positions with Pact Group, Flint Group, and Carter Holt Harvey

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Highly Confidential – Contains Information Subject to Confidentiality Agreements III. Situation Overview

Highly Confidential – Contains Information Subject to Confidentiality Agreements Situation Overview • In June 30, 2015, Horizon Global was formed following a spin-off of TriMas Corporation’s Cequent businesses, creating a compelling new automotive accessories company of globally recognized, leading brands – Prior to the spin-off, Horizon Global (then Cequent APEA / Cequent Americas) represented ~41% of TriMas Corporation’s total revenues(1) • In October 2016, Horizon Global acquired Westfalia Group (“Westfalia”), affirming its position as a global leader in towing and trailering products – Horizon Global acquired Westfalia from DPE Deustche Private Equity for ~$147.4 million in cash and stock and $40.5 million in assumed debt, implying a valuation of ~9.9x Westfalia's projected 2016 Adjusted EBITDA(2) – At the time of the transaction, run-rate synergies were estimated at €25 to €27 million(3) • Before acquiring Westfalia, Horizon Global was the market leader in the Americas and APAC, but a relatively minor player in Europe-Africa (which provided a low risk / low capital entry platform) – The acquisition of Westfalia expanded Horizon Global’s dynamic product portfolio, global OE footprint, and secured Horizon Global’s leadership position in Europe-Africa Notes: (1) According to TriMas Corporation’s Form 10-K filing for FY2014 (2) Based on IFRS calculations; GAAP measures may be substantially different (3) According to public Company reporting NYSE: HZN 21

Highly Confidential – Contains Information Subject to Confidentiality Agreements

Situation Overview (Continued)

HORIZON GLOBAL

- **Horizon Global's market leading business had historically been underpinned by strong cash flow generation**
  - By Q4 2017, LTM Adjusted EBITDA grew to approximately $81 million (representing ~9% Adjusted EBITDA margins)
- **However, leading into Q1 2018, Horizon Global's financial performance came under pressure amidst operational challenges and higher input costs associated with rising commodity prices, among other issues**
  - **Operational Challenges:** Financial performance in the Americas became negatively impacted by inventory shortages and delivery delays at the Kansas City facility, while performance in Europe-Africa was affected by an unfavorable sales mix, inefficiencies caused by the transition of manufacturing to the Romania facility, and point of production changes
  - **Higher Input Costs:** Horizon Global's input costs have increased primarily as a result of higher steel prices and an increased cost of living (impacting wages); external pressure on costs was exacerbated by internal operational missteps driven by initiatives of the previous management team
- **Horizon Global's lower-than-expected operating performance and cash flow generation constrained the Company's liquidity position and put the Company at risk of violating its financial covenants**

Historical LTM Adjusted EBITDA Performance



($ in millions)
Oct-2016
Westfalia Acq.
Operational and financial headwinds leading into 2018
LTM Adjusted EBITDA
$100
$80
$60
$40
$20
$0
$52
$51
$63
$73
$81
$74
$62
$54
8.0%
7.2%
7.9%
8.2%
9.0%
8.2%
7.0%
6.2%
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
10.0%
9.0%
8.0%
7.0%
6.0%
Adjusted EBITDA Margin %
LTM Adjusted EBITDA
EBITDA Margin

NYSE: HZN

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Highly Confidential – Contains Information Subject to Confidentiality Agreements

July 2018 Financing Transaction

HORIZON GLOBAL

- **In July 2018, Horizon Global raised a $50 million add-on to its existing Term Loan B and modified its Term Loan Credit Agreement ("July 2018 Transaction") to address its liquidity and financial covenant concerns**

Reason for July 2018 Financing

1 Stretched Working Capital

A/P At All Time High - $60m Higher than 2 Years Prior



$160
$140
$120
$100
$80
$60
$80
$140
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18

- Accounts payable balances were stretched starting in Q4 2017 due to liquidity constraints which began to impact the Company's ability to meet customer product demand in Q2 2018

2 Operational Challenges

YoY Adjusted EBITDA declined by $19m, or 43%



$50
$40
$30
$20
$10
$ -
$44
-$19
$25
1H 2017
1H 2018

- Horizon Global had significant operating challenges in 2018 and experienced significant reduction in operating margins as a result of (among others):
  - Increased commodity prices (primarily steel)
  - Increased freight costs
  - Start-up issues at main Retail/Aftermarket distribution center

3 Significant One-Time Charges

One-Time Cash Charges of $51m in 2018

	$	Comment
Brink	$17	Ticking fee, break fee, and professional fees
Kansas City	$12	Customer fines for delay, overtime charges, etc.
Severance	$12	111 head count reduction
Reynosa	$3	Costs related to exiting the Reynosa facility
Other	$8	Other restructuring one-time cash charges
Total	$53	

- Horizon Global incurred significant cash costs in 2018 relating to termination of the Brink transaction, as well as Action Plan implementation costs
  - Only **~$37 million** of the above $53 million was identified by the time of the July 2018 financing

Sources and Uses

Sources of Funds	$
July 2018 Financing	$50
Total Sources	**$50**

Uses of Funds	$
July 2018 Financing Fees / OID	$5
Brink Fees	17
Working Capital / Other	28
Total Uses	**$50**

NYSE: HZN

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Highly Confidential – Contains Information Subject to Confidentiality Agreements Preliminary Q4 2018 Results • Following the July 2018 Transaction, stretched working capital, operational challenges, and significant one-time charges continued to weigh on performance and liquidity – Operational Challenges: Margins continued to decline (partially due to increased steel / freight prices going into 2H 2018) and volumes remained constrained as a result of logistical issues (Kansas City was not fixed until end of the selling season in September 2018) – One-Time Charges: One-time charges relating to implementing the Action Plan were higher than anticipated (by ~$16 million) – Credit Contractions: While a portion of the $50 million financing was used to right-size accounts payable, the Company has continued to experience credit contraction as a result of losing credit insurance, primarily impacting international vendors Quarterly and Annual Adjusted EBITDA Performance ($ in millions) $90 $81 $70 $50 $33 $34 $30 $25 $20 $17 $11 $12 $10 $4 ($8) ($10) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2017 FY 2018 Adj. EBITDA 4.9% 14.1% 10.9% 6.8% 2.0% 8.8% 7.5% NM 9.0% 3.9% Margins NYSE: HZN 24

Highly Confidential – Contains Information Subject to Confidentiality Agreements Preliminary FY 2018 Results Americas Europe-Africa APAC Revenue Adjusted EBITDA Revenue Adjusted EBITDA Revenue Adjusted EBITDA ($ in millions) (11%) (1%) 7% $440 (55%) $391 $326 $323 $136 5% $57 $127 (96%) $26 $25 $26 $17 $1 2017A 2018E 2017A 2018E 2017A 2018E 2017A 2018E 2017A 2018E 2017A 2018E Illustrative Adjusted EBITDA Bridge: Estimated 2017 to 2018 ($ in millions) Commentary $100 1 $90 • Primarily driven by rising input costs (commodity -31 prices, freight costs, labor costs in Kansas City), $80 capacity shortfalls in Kansas City, inventory stock $81 outs due to liquidity constraints and stretched $70 working capital 1 $60 2• Primarily driven by continued start-up inefficiencies -16 in Romania, including capacity constraints and $50 supply chain management issues, inventory stock 2 outs due to the loss of trade credit insurance, $40 +1 -1 management turnover, and severance costs 3 4 $30 $34 3• APAC remained stable $20 4• Corporate Adj. EBITDA was essentially flat going $10 from -$17.9 million to -$18.6 million $0 2017A Adj. Americas Europe-Africa APAC Corporate / 2018E Adj. EBITDA Other EBITDA NYSE: HZN 25

Highly Confidential – Contains Information Subject to Confidentiality Agreements

FY 2019 Outlook

HORIZON GLOBAL

Americas

Revenue | Adjusted EBITDA

($ in millions)


10%
$391
$428
2018E
2019E
75%
$26
$45
2018E
2019E

Europe-Africa

Revenue | Adjusted EBITDA


4%
$323
$336
2018E
2019E
NM
$1
$10
2018E
2019E

APAC

Revenue | Adjusted EBITDA


1%
$136
$138
2018E
2019E
(3%)
$26
$25
2018E
2019E

Illustrative Adjusted EBITDA Bridge: Estimated 2018 to 2019

($ in millions)


$70
$60
$50
$40
$30
$20
$10
$0
$34
+19
+10
-1
-3
$59
1
2
3
4
2018E Adj. EBITDA
Americas
Europe-Africa
APAC
Corporate / Other
2019E Adj. EBITDA

Commentary

1. Primarily driven by recapture of commodity price increases, pricing optimization, full-year effect of Kansas City operating at property capacity and continued operational efficiencies, freight management optimization, and full-year effect of organizational restructuring
2. Primarily driven by procurement savings, improvements in supply chain efficiency, reduction in freight costs, new product launches, stabilized Aftermarket supply, and additional volumes in Auto OE and E-Commerce
3. APAC anticipated to remain stable
4. Corporate Adj. EBITDA declines from -$18.6 million to -$21.3 million due to assumed annual bonus (none earned in 2018), full year CEO cost, and inflationary cost increases

NYSE: HZN

26

Highly Confidential – Contains Information Subject to Confidentiality Agreements

Near-Term Liquidity Forecast[1]

HORIZON GLOBAL

- **Horizon Global's liquidity position is projected to be extremely constrained in the near-term. The Company is currently seeking a $50 million financing to bridge to its business plan**

13-Week Cash Forecast

($ in millions)



$14
$12
$10
$8
$6
$4
$2
$ -
4-Jan
11-Jan
18-Jan
25-Jan
1-Feb
8-Feb
15-Feb
22-Feb
1-Mar
8-Mar
15-Mar
22-Mar
29-Mar
The Company received an amendment on its ABL for temporary relief of its cash dominion and FCCR testing triggers(2)
Cash (excl. APAC)(3)
Excess US ABL Availability

Notes:

(1) The Company provided the information contained on this slide on January 18, 2019 and, except with respect to the information regarding the cash dominion trigger and FCCR testing triggers, such information has not been updated since such date

(2) Under the Company's ABL agreement, cash dominion is triggered when the US ABL availability drops below $10 million, and the FCCR covenant is tested when the US Availability drops below 10% of the net US borrowing base. The Company received an amendment of the ABL agreement for temporary relief on the cash dominion and FCCR testing triggers

(3) Cash reflects balances at Americas and Europe-Africa (which includes $4 million of unrestricted cash at APAC available for Europe-Africa). Ability to repatriate incremental cash in APAC remains subject to limitations. 13-week forecast is reflected as of January 9, 2018

NYSE: HZN

27

Highly Confidential – Contains Information Subject to Confidentiality Agreements

New $50 Million Financing Need

HORIZON GLOBAL

- **The $50 million financing provides the Company with near-term liquidity to address the following:**
  1. **Right-Size Working Capital:** $15 million to "right-size" working capital / reduce currently stretched accounts payable balances
  2. **Paydown ABL:** $20 million to reset the ABL
  3. **General Liquidity:** $15 million to pay related fees and expenses, and to provide the Company with sufficient cash on hand to execute its 2019 business plan

Reason for New $50 Million Financing

1 Right-Size Working Capital

Reduces A/P Days to Normalized Levels



New $50m Financing
July 2018 Financing Txn
$160
$140
$120
$100
$80
$60
$40
$20
$0
$140
$109
$123
$118
($15)
$103
68 days
53 days
71 days
59 days
52 days
Q2'18A
Q3'18A
Q4'18E
Q1'19E
Q1'19E (Pro Forma)
A/P Balance
A/P Days

2 Paydown ABL Balance

Fixes ABL / Eliminates Risk of ABL Triggers



New $50m Financing
July 2018 Financing Txn
$70
$60
$50
$40
$30
$20
$10
$0
$63
$48
$62
$62
($20)
$42
Q2'18A
Q3'18A
Q4'18E
Q1'19E
Q1'19E (Pro Forma)
ABL Balance

3 General Liquidity

Remaining Cash Available for General Liquidity



$50
3
$15
2
$20
1
$15
General Liquidity / Cash to Balance Sheet
Paydown ABL
Right Size Accounts Payable

Notes:
(1) Subject to reduction for transaction fees and expenses

NYSE: HZN

28

Highly Confidential – Contains Information Subject to Confidentiality Agreements IV. Segment Overview

Highly Confidential – Contains Information Subject to Confidentiality Agreements Americas: Overview Segment Overview Operating Performance (Revenue & Adjusted EBITDA) ($ in millions) • Headquarters: Plymouth, MI $500 20% • Key Distribution Center: Kansas City, KS $440 $450 $428 18% • Key Manufacturing Facilities: Reynosa, Mexico $391 • Geographic Presence: United States, Brazil, $400 16% $350 14% Canada, Mexico 13% • 46% of Company 2018E Revenue $300 12% 10% $250 10% $200 8% Strategic Considerations $150 7% 6% • Horizon Global has recently completed its Action Plan $100 4% for the Americas Segment $50 2% $57 $45 • Well positioned for Adjusted EBITDA growth in $26 $0 0% 2019 and beyond: 2017A 2018E 2019E – Pricing Optimization Adj. EBITDA Revenue EBITDA Margin – Capacity Improvements – Reduced Labor Costs Market Leading Portfolio Brands – Streamlined Logistics and Productivity Improvements – Tested Distribution Network NYSE: HZN 30

Highly Confidential – Contains Information Subject to Confidentiality Agreements Americas: Financial Trends Summary Revenue & Revenue Growth Gross Profit & Gross Margin ($ in millions) $500 20% $140 50% 45% 15% $120 $128 $400 $440 $428 $121 40% $391 10% 10% $100 35% 29% $300 28% 30% 5% $80 $80 25% 0% $60 $200 20% 20% (5%) $40 15% $100 10% (10%) $20 5% (11% ) $0 (15%) $0 0% 2017A 2018E 2019E 2017A 2018E 2019E Revenue Change YoY Gross Profit Gross Margin Adjusted EBITDA & Adjusted EBITDA Margin (Adjusted EBITDA – Cap Ex) & % of Revenue $80 50% $80 50% 45% $70 45% $70 40% 40% $60 $60 35% 35% $57 $50 $50 30% 30% $47 $40 $45 25% $40 25% $40 20% $30 20% $30 13% 15% 11% 15% $20 $26 10% $20 9% 10% $19 10% $10 $10 5% 5% 7% 5% $0 0% $0 0% 2017A 2018E 2019E 2017A 2018E 2019E Adj. EBITDA EBITDA Margin Adj. EBITDA - Cap Ex % of Revenue NYSE: HZN 31

Highly Confidential – Contains Information Subject to Confidentiality Agreements Europe-Africa: Overview Segment Overview Operating Performance (Revenue & Adjusted EBITDA) ($ in millions) • Headquarters: Amsterdam, Netherlands $350 $336 10% • Key Manufacturing Facilities: Rheda-Wiedenbrück $326 $323 9% (Germany), Hartha (Germany), Luneray (France), $300 Brașov (Romania) 8% • Geographic Presence: Germany, France, Romania, $250 7% Poland, Sweden, Denmark, Finland, Netherlands, 6% $200 United Kingdom, Russia, South Africa 5% 5% • 38% of Company 2018E Revenue $150 4% 3% Strategic Considerations $100 3% • The Company is currently developing and 2% $50 implementing strategic initiatives in Europe-Africa 1% 0% • Well positioned for Adjusted EBITDA growth in $17 $0 $1 $10 0% 2019 and beyond: 2017A 2018E 2019E – Additional Products and Capacity Adj. EBITDA Revenue EBITDA Margin – Continued Growth in OE, E-Commerce, and Aftermarket Market Leading Portfolio Brands – Reduced Labor Costs – Procurement Savings – Productivity Improvements – New Management Team NYSE: HZN 32

Highly Confidential – Contains Information Subject to Confidentiality Agreements Europe-Africa: Financial Trends Summary Revenue & Revenue Growth Gross Profit & Gross Margin ($ in millions) $400 10% $50 50% $47 45% 8% $336 $40 40% $300 $326 $323 $41 35% 6% $30 30% 4% $31 $200 4% 25% $20 20% 2% 14% 12% 15% $100 10% $10 10% (1% ) 0% 5% $0 (2%) $0 0% 2017A 2018E 2019E 2017A 2018E 2019E Revenue Change YoY Gross Profit Gross Margin Adjusted EBITDA & Adjusted EBITDA Margin (Adjusted EBITDA – Cap Ex) & % of Revenue $20 7% 8% 6% $15 $17 6% $15 5% 5% $10 4% 4% $10 $10 3% $5 3% 2% 2% 2% 1% $5 $4 $5 $0 $1 1% ($3) 0% 0% (1%) $0 0% 2017A 2018E 2019E 2017A 2018E 2019E ($5) (2%) Adj. EBITDA EBITDA Margin Adj. EBITDA - Cap Ex % of Revenue NYSE: HZN 33

Highly Confidential – Contains Information Subject to Confidentiality Agreements APAC: Overview Segment Overview Operating Performance (Revenue & Adjusted EBITDA) ($ in millions) • Headquarters: Melbourne, Australia 30% • Key Manufacturing Facilities: Melbourne $140 $136 $138 $127 (Australia), Auckland (New Zealand), Bangkok 25% (Thailand) $120 • Geographic Presence: Australia, New Zealand, $100 19% 19% 20% Thailand, Japan, China 18% • 16% of Company 2018E Revenue $80 15% $60 Strategic Considerations 10% $40 • The APAC segment has consistently generated cash 5% flow and maintained a market leading position since $20 $25 $26 $25 the Company’s spin-off from TriMas Corporation $0 0% • Well positioned for Adjusted EBITDA growth in 2017A 2018E 2019E 2019 and beyond: Adj. EBITDA Revenue EBITDA Margin – Pricing Optimization – Reduced Labor Costs Market Leading Portfolio Brands – Market leading position – Growth into new segments – Retail growth – China steel to be explored NYSE: HZN 34

Highly Confidential – Contains Information Subject to Confidentiality Agreements APAC: Financial Trends Summary Revenue & Revenue Growth Gross Profit & Gross Margin ($ in millions) $150 10% $40 50% 9% 45% $138 8% $34 $34 40% $127 $136 $30 $33 7% 35% $100 7% 6% 30% 5% $20 25% 26% 25% 25% 4% 20% $50 3% 15% $10 10% 1% 2% 1% 5% $0 0% $0 0% 2017A 2018E 2019E 2017A 2018E 2019E Revenue Change YoY Gross Profit Gross Margin Adjusted EBITDA & Adjusted EBITDA Margin (Adjusted EBITDA – Cap Ex) and % of Revenue $40 50% $30 40% 45% 35% 40% $25 $30 30% 35% $23 $20 $22 $22 $26 30% 25% $25 $25 $20 25% $15 17% 17% 20% 19% 19% 16% 18% 20% 15% 15% $10 $10 10% 10% $5 5% 5% $0 0% $0 0% 2017A 2018E 2019E 2017A 2018E 2019E Adj. EBITDA EBITDA Margin Adj. EBITDA - Cap Ex % of Revenue NYSE: HZN 35

Highly Confidential – Contains Information Subject to Confidentiality Agreements V. Q4 2018 Supplement

Highly Confidential – Contains Information Subject to Confidentiality Agreements Preliminary Q4 18E Results Americas Europe-Africa APAC Revenue Adjusted EBITDA Revenue Adjusted EBITDA Revenue Adjusted EBITDA ($ in millions) (20%) (8%) (2%) $88 $73 $71 $67 $35 $34 (119%) $10 NM ($2) ($1) NM ($8) $7 $7 Q4 17A Q4 18E Q4 17A Q4 18E Q4 17A Q4 18E Q4 17A Q4 18E Q4 17A Q4 18E Q4 17A Q4 18E Illustrative Adjusted EBITDA Bridge: Estimated Q4 17A to Q4 18E ($ in millions) Commentary $15 -11 1• Primarily driven by lower revenue with no recurrence of a year-end 2017 sales program, $10 $12 higher customer allowances, higher freight and material costs not captured by pricing, non- recurrence of favorable claim settlement and 1 bonus reversal from 2017, higher Kansas City $5 labor cost, and offset by headcount reductions 2• Primarily driven by accruing for settlements of legacy Westfalia claims, higher freight and other $0 input costs, and slightly lower and unfavorable revenue mix 2 ($5) 3• APAC remained stable, overcoming FX headwinds +0 ($8) 3 4 4• Q4 2017 results benefited from reversal of bonus -7 expense ($10) -2 Q4 17A Adj. Americas Europe-Africa APAC Corporate / Q4 18E Adj. EBITDA Other EBITDA NYSE: HZN 37

Highly Confidential – Contains Information Subject to Confidentiality Agreements Q4 18E Themes Americas Europe-Africa . Americas operational performance strong in Q4 2018 . Europe-Africa turnaround gaining momentum . Decline in YoY results driven by cost issues already . New management team remediating legacy issues that addressed by price increases, effective February 1, 2019 drove nearly half of YoY decline . Q4 2018 includes a number of “one-time” issues – either . Q4 2018 operating performance highlighted by improving non-recurrence of items from 2017 or addressing operating efficiency, declining overtime hours, and potential trailing impact of Kansas City issues on moderation of special freight customer deductions . Shipping performance continued to improve from late Q3 . Issues remain from the closure of UK manufacturing in 2018 levels, and operational performance at 2017; however, progress underway on localizing supply of manufacturing facilities remains strong steel and components in Romania The issues impacting Q4 2018 were accounted for in developing the 2019 budget and do not represent downside risk to 2019 performance NYSE: HZN 38

Highly Confidential – Contains Information Subject to Confidentiality Agreements Adj. EBITDA Bridge: Americas (Q4 17A to Q4 18E) Illustrative Adjusted EBITDA Bridge: Estimated Q4 17A to Q4 18E ($ in millions) Lower sales due to non-recurrence of YE 2017 sales program, higher customer allowances, and $0.3 million $13 from Broom and Brush divestiture $8 $10 Includes Solon and Q4 2017 includes a Mosinee closures and $3 -6 bonus accrual reversal organizational restructuring +4 ($2) ($2) -5 -2 Higher commodity and freight costs net of small -2 ($7) early 2018 price increase Favorable claim settlement in 2017 did not reoccur ($12) Q4 17A Adj. EBITDA Lower Revenue Higher Costs Bonus Accrual One-time claim settlement Reorganization Q4 18E Adj. EBITDA NYSE: HZN 39

Highly Confidential – Contains Information Subject to Confidentiality Agreements Adj. EBITDA Bridge: Europe-Africa (Q4 17A to Q4 18E) Illustrative Adjusted EBITDA Bridge: Estimated Q4 17A to Q4 18E ($ in millions) $4 $2 Slightly lower revenue with unfavorable Aftermarket and OE mix $0 Primarily driven by higher ($1) raw material and freight costs including inefficiency from move to Romania facility ($2) Accruals for various customer claim settlements related to legacy Westfalia business -2 ($4) ($6) -2 ($8) ($8) -3 ($10) Q4 17A Adj. EBITDA Lower Revenue Higher Costs Settlement Accruals Q4 18E Adj. EBITDA NYSE: HZN 40

Highly Confidential – Contains Information Subject to Confidentiality Agreements Preliminary Q4 18E Cash Flow Statement Preliminary Q4 2018E Cash Flow Statement ($ in US millions) Q4 2018E Adjusted EBITDA ($8) Interest paid (5) Taxes paid (1) Capital expenditures (3) Other Income (Expense) (4) Other (0) Net change in working capital(1) 24 Cash generated (used) before non-recurring items $2 Cash paid for non-recurring items (10) Net proceeds from sales of assets 0 Free Cash Flow ($8) Term loan repayments (3) ABL Revolving proceeds 16 ABL Revolving repayments (2) Foreign Debt repayments (3) Net change in cash $0 Cash Balance (Q4 2018E) Americas / Corporate $5 Europe-Africa 9 APAC(2) 14 Total Cash Balance $28 Notes: (1) Driven by increase in accounts payable (2) Ability to repatriate cash at APAC remains subject to limitations NYSE: HZN 41

Highly Confidential – Contains Information Subject to Confidentiality Agreements

Preliminary Balance Sheet Summary

HORIZON GLOBAL

Preliminary Balance Sheet Summary

($ in US millions)

	Q4 2017A	Q3 2018A	Q4 2018E	Q4 2019E[1]
Assets				
Cash	$30	$27	$28	$3
Accounts receivable[2]	92	122	106	122
Inventory[2]	172	161	174	167
Prepaid expenses	11	12	10	10
Deferred taxes	4	7	(0)	(0)
Total current assets	308	330	317	302
Property, plant and equipment, net	113	105	102	89
Goodwill	138	10	11	11
Other intangible assets	90	82	78	78
Other assets	12	9	9	10
Total assets	**$661**	**$536**	**$517**	**$490**
Liabilities and Equity				
Current portion of long term debt	$17	$13	$14	$14
Accounts payable[3]	139	109	123	106
Accrued liabilities	53	57	62	64
Total current liabilities	209	179	199	184
Long term debt[4][5]	169	251	257	250
Convertible debt[5]	125	125	125	125
Unamortized debt issuance costs	(35)	(34)	(32)	(32)
Deferred income taxes	15	14	15	16
Other long term liabilities	38	19	20	20
Total liabilities	521	554	584	563
Shareholders equity	140	(18)	(67)	(73)
Total liabilities and equity	**$661**	**$536**	**$517**	**$490**

Notes:
(1) For illustrative purposes, reflected prior to any potential new money financing transaction
(2) Accounts receivable and inventory have increased $16.5 million year-over-year and decreased $3.6 million quarter-over-quarter
(3) Accounts payable declined $29.3 million from Q4 2017 to Q3 2018 mainly due to $50 million financing proceeds being applied to trade vendors; however, the Company has increased its payables by $13.7 million in Q4 2018, for a total year-over-year decrease of $15.6 million to accounts payable
(4) Year-over-year increase in long term debt is mainly attributable to the $50 million financing that occurred in Q3 2018, and an increase in the revolving credit facility loan balance
(5) Long term debt and Convertible debt are shown at face value

NYSE: HZN

42

Highly Confidential – Contains Information Subject to Confidentiality Agreements Adjusted EBITDA Reconciliation Preliminary Adjusted EBITDA Reconciliation ($ in US millions) FY 2017A Q4 2018E FY 2018E FY 2019E Net Income (loss) attributable to Horizon Global ($4) ($48) ($205) ($18) Income tax expense (benefit) 10 9 (4) 9 Interest expense, net 22 8 28 34 Noncash expenses 4 0 2 3 Debt extinguishment costs 5 - - - Other expenses (1) 34135 Depreciation and amortization 25 7 25 25 EBITDA $65 ($20) ($141) $57 Impairment of goodwill and other intangibles - 1 127 - Other Non-recurring costs 16 11 48 2 Adjusted EBITDA $81 ($8) $34 $59 Other Non-recurring costs Brink transaction & termination costs $- ($0) $11 $- Severance and separation costs - 1 12 1 Distribution center inefficiencies & fines - 6 12 - Restructuring 10 4 11 1 Acquisition & integration costs 6 - 1 - Total $16 $11 $48 $2 Notes: (1) Other expenses include write-off of indemnification asset, factoring charges and early payment discounts, and certain non-cash write-offs NYSE: HZN 43

Highly Confidential – Contains Information Subject to Confidentiality Agreements Borrowing Base Overview • As of December 31, 2018, the existing ABL was over-collateralized by ~$82 million, comprised of: – Account Receivable: Excess A/R of ~$28 million ($21 million of which was deemed as ineligible A/R) – Inventory: Excess Inventory of $54 million ($15 million of which was deemed as ineligible Inventory) • In addition, of the $75 million of eligible borrowing base, only ~$65 million can effectively be borrowed due to other restrictions Accounts Receivable and Inventory Subject to ABL(1) Accounts Receivable Inventory ($ in millions) $100 $100 $90 $90 $90 $80 $80 $70 $67 $70 $54 $60 $60 $28 $50 $50 $40 $40 $30 Effective $30 Effective Advance Rate: Advance Rate: ~58% ~40% $20 $39 $20 $36 $10 $10 $- $- A/R Inventory Advanced under ABL Excess A/R (2L on Term Loan)(2) Advanced under ABL Excess Inventory (2L on Term Loan)(2) Notes: (1) Reflects A/R and Inventory subject to the ABL borrowing base. Balances are reflected as of December 31, 2018 (2) The existing Term Loan B is secured on a second lien basis on any excess A/R and Inventory not advanced under the ABL NYSE: HZN 44

Highly Confidential – Contains Information Subject to Confidentiality Agreements Steel Locking Pin Issue (As of February 20, 2019) Overview . Westfalia-Automotive GmbH (“WAM”) manufactures, among other things, a particular retractable towbar (the “Towbar”) for certain OEs . One of the components of the Towbar is a steel locking bolt (the “Pin”) designed to hold the Towbar neck in position when retracted or deployed . The Pin is manufactured and supplied by one of two sub-suppliers and ultimately incorporated into the Towbar at WAM’s facility . WAM was informed in August 2018 of three instances where the Pin failed to hold the Towbar neck in position; 11 subsequent instances were reported (14 in total) Background – To date, no accidents or safety-related incidents have been reported . Following extensive review, the root cause appears to be attributable to a batch of up to ~9,000 Pins (“Potentially Defective Pins”), of which an unknown quantity are affected by a heat treatment issue at one of the sub-suppliers – The issue was indeterminable to WAM when incorporating the Potentially Defective Pins into the Towbars . The Towbar is comprised of the bar and a module that contains the neck, the Pin and electrical components (the “Module”) to deploy the neck . The Potentially Defective Pins were installed in Towbars during a period when ~133,000 vehicles were fitted across two OEs – Based on the joint analysis of WAM and one of the OEs, the number of potentially affected vehicles for such OE is currently narrowed to ~13,300 vehicles . These levels were determined based on delivery dates and stocking patterns . This OE is considering a program to inspect these vehicles and, as required, repair or replace the Modules or the Towbars containing Potentially Defective Pins Expected . There is no guarantee that any recall or replacement program initiated by this OE will correlate to these levels Actions . WAM is not aware of a final decision or announcement – The other OE (Daimler) received ~3,900 Towbars during this period . In mid-February 2019, WAM learned that Daimler publicly issued a recall for 2,984 vehicles containing the Towbars . The remaining units are in vehicles not yet sold to customers and will need to be replaced but not as part of the recall . WAM believes that the appropriate remedy is the replacement of the Module, as opposed to the complete Towbar – No final decision has been made regarding the final remedy . WAM has incurred costs of ~€1.8M relating to quarantining the Potentially Defective Pins, as well as testing and, as applicable, replacing Towbars (including the Potentially Defective Pins) not yet shipped to dealers . WAM carries a €10M product recall insurance policy Exposure – A claim has been submitted to the insurer and initial discussions are in process – Depending on the amount of the exposure, it could materially exceed the insurance coverage . WAM is seeking indemnification from the sub-supplier of the Potentially Defective Pins – The sub-supplier is believed to carry a €10M extended product liability insurance policy (inclusive of recall costs) NYSE: HZN 45

Highly Confidential – Contains Information Subject to Confidentiality Agreements NYSE: HZN 46